UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

Alphatec Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1950 Camino Vida Roble
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 431-9286

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement on Schedule 14A with the SEC on April 28, 2022. The proxy statement describes in detail each of the three proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting. As of April 19, 2022, the record date of the Annual Meeting, there were 101,695,039 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 74,698,509 shares of the Company’s common stock were represented in person or by proxy. The final results for the votes cast with respect to each Proposal are set forth below.

Proposal 1

The stockholders elected each of Elizabeth Altman, Evan Bakst, Andy S. Barnett, Mortimer Berkowitz III, Quentin Blackford, Karen K. McGinnis, Marie Meynadier, Patrick S. Miles, David H. Mowry, David R. Pelizzon, Jeffrey P. Rydin, James L.L. Tullis, and Ward W. Woods to serve on the Company’s Board of Directors for a term of one year until the 2023 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Elizabeth Altman	56,599,979	101,583	17,996,947
Evan Bakst	55,890,267	811,295	17,996,947
Andy S. Barnett	56,443,869	257,693	17,996,947
Mortimer Berkowitz III	49,029,429	7,672,133	17,996,947
Quentin Blackford	51,512,146	5,189,416	17,996,947
Karen K. McGinnis	51,487,072	5,214,490	17,996,947
Marie Meynadier	56,472,852	228,710	17,996,947
Patrick S. Miles	56,383,618	317,944	17,996,947
David H. Mowry	56,605,948	95,614	17,996,947
David R. Pelizzon	55,956,958	744,604	17,996,947
Jeffrey P. Rydin	56,494,795	206,767	17,996,947
James L.L. Tullis	55,385,525	1,316,037	17,996,947
Ward W. Woods	50,787,568	5,913,994	17,996,947

Proposal 2

The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,571,507	73,159	53,843	0

Proposal 3

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executed officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,605,393	18,739,526	356,643	17,996,947

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALPHATEC HOLDINGS, INC.

Date:	June 16, 2022	By:	/s/ J. Todd Koning
J. Todd Koning Executive Vice President and Chief Financial Officer